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              HARTFORD LEADERS / CHASE (SERIES I AND SERIES II)
                           SEPARATE ACCOUNT SEVEN
                       HARTFORD LIFE INSURANCE COMPANY

                              FILE NO. 333-101932

  SUPPLEMENT DATED MARCH 24, 2006 TO YOUR PROSPECTUS DATED NOVEMBER 1, 2005

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  SUPPLEMENT DATED MARCH 24, 2006 TO YOUR PROSPECTUS DATED NOVEMBER 1, 2005

Effective upon the close of trading on the New York Stock Exchange on May 5, 2006, the JPMorgan Investment Trust Mid Cap Value Portfolio Sub-Account will be closed to new and subsequent premium payments. Any dividends or capital gains distributions from the JPMorgan Investment Trust Mid Cap Value Portfolio will continue to be reinvested into the Sub-Account.

Effective as of the close of trading of the New York Stock Exchange on May 5, 2006, any Dollar Cost Averaging, InvestEase(R), Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocations to the JPMorgan Investment Trust Mid Cap Value Portfolio Sub-Account will be terminated and you will have to re-enroll if you wish to continue after May 5, 2006.

 THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-5966